UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series VIT

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series VIT—Institutional Class

•	PIMCO Equity Series VIT—Advisor Class

Your Global Investment Authority

PIMCO Equity Series VIT

Semiannual Report

June 30, 2012

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series VIT covering the six-month reporting period ended June 30, 2012.

On the following pages are specific details about the investment performance of the PIMCO EqS Pathfinder Portfolio® and a discussion of the factors that affected performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of such factors as well as an overview of their investment strategy, philosophy, and process.

General highlights of the financial markets during our six-month reporting period include:

■

Global equity markets generally posted positive returns but were highly volatile throughout the reporting period as investors oscillated between being “risk on” or “risk off” in response to a slowing global economy, on-going uncertainty in the Eurozone, and continued social unrest in the Middle East and North Africa. U.S. equities, as measured by the S&P 500 Index, returned 9.49%, and global equities, as represented by the MSCI World Index, returned 5.91%. Emerging market equities, as represented by the MSCI Emerging Markets Index, returned 3.93%.

■

Risk aversion drove down interest rates across developed markets, including in the U.S. and Germany where yields touched historic lows. By contrast, sovereign yields in Spain and Italy rose towards prohibitive levels. Yields on U.S. Treasury securities reversed an upward trend in the first quarter of the reporting period and declined in the second quarter, ending the period lower (with prices on these securities therefore higher), as investors looked to U.S. Treasuries for their perceived safety and quality due to increasing concern of a global economic slowdown and continued uncertainty in Europe. The benchmark ten-year U.S. Treasury note yielded 1.64% at the end of the reporting period, as compared to 1.88% on December 31, 2011. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.37% for the period.

■

The Federal Reserve (the “Fed”) kept the Federal Funds Rate anchored within a range of zero to 0.25% and signaled willingness to ease further if weakness in the U.S. economy persists. The Fed also responded to growing economic strains by extending through the end of 2012 its renewed “Operation Twist” program, which extends the average maturity of its holdings of securities. The Bank of England held its key lending rate at 0.50% and initiated increased monetary stimulus to shore up the U.K. economy; and outside of the reporting period on July 5, 2012 the European Central Bank reduced its main policy rate to 0.75% from 1.00%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT July 25, 2012

SEMIANNUAL REPORT	JUNE 30, 2012	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On the Portfolio Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	PIMCO EQUITY SERIES VIT

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from January 1, 2012 to June 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

SEMIANNUAL REPORT	JUNE 30, 2012	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish the first half of 2012, which is now a little over two complete years since the launch of the PIMCO EqS Pathfinder Portfolio™ (the “Portfolio”). We thank you for your investment in the Portfolio. Our commitment continues to be to seek an absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. For all those who are reading and have an interest in the Portfolio, we have organized our thoughts to update you on the current state of the investment world, the Portfolio itself, and our outlook.

Review of the Last Period

For the half-year ending June 30, 2012 your investment in the Portfolio underperformed its benchmark, the MSCI World Index, despite posting positive returns. The Portfolio’s under performance relative to its benchmark occurred during a period marked by extremely high correlation across securities, very high volatility, and distinct “risk on” and “risk off” phases within the market.

Although we are bottom-up, fundamental equity investors, the high correlations among stocks suggests that macroeconomic concerns have been overwhelming fundamentals in the market and particularly so around negative events. As concerns rise, the herd mentality drives many investors to pursue a “risk off” posture causing prices to decline. As concerns subside and investors gradually migrate to a “risk on” posture, prices tend to rise and the correlations among stocks tend to decrease. These “risk on” and “risk off” waves of reactions to economic and political concerns created increased levels of volatility and have had a rather pernicious effect on investors’ behavior.

Although concerns had been rising for some time about sovereign debt and the financial health of some of the Eurozone countries—e.g., Greece, Ireland, Portugal, Italy and Spain—modestly positive economic news coming out of the United States allowed investors to breathe a sigh of relief, and equity markets rose from the beginning of the year through the end of the first quarter. Sovereign debt and Spanish bank concerns resurfaced, however, in the spring of this year and markets retraced the attractive gains they had made since the end of the year. Although this volatility had an impact on the Portfolio, it continued to perform in historical fashion; being less volatile than the market, outperforming its benchmark during the negative time periods, but slightly underperforming during the rally phase of the first quarter.

Let us share with you a few of our top and bottom performing stocks in the portfolio for the past six months.

The Pathfinder investment strategy is an unconstrained, bottom-up investment process in which we follow in a disciplined manner and it often leads us to discover hidden value in neglected, overlooked areas. Marine Harvest is an excellent example of our discipline. Marine Harvest is the world’s leading seafood company and the largest producer of farmed salmon. With wild catch remaining stable for the last thirty years, the increase in consumption has been met by fish farming which has developed into a robust business with global production of approximately 1.9 million metric tons compared to 0.9 million tons of wild catch. Marine Harvest pioneered the process in the late 1960s in Norway and Scotland, but has expanded its farming operations to other parts of the world including Canada, Chile, and the Faroe Islands. Over the past six months, the shares of the company’s stock rose 63%. The market feared that 27% volume growth in the first half of 2012 would translate into a significant drop in the price of salmon. This hasn’t been the case for two reasons: (1) demand continues to be strong, especially from emerging markets such as Russia where consumption has increased by 65%, and (2) with grain prices reaching new highs salmon has improved its relative price positioning compared to other sources of proteins as salmon is now 20% to 35% cheaper than chicken, beef or pork.

Microsoft was also a notable contributor to performance with the company’s stock rising 19.4% over the first half of the year. We view Microsoft as a great company with a dominant market position at a significantly discounted valuation. In spite of having a management team that is despised for its asset allocation and inability to generate profitability with new products, there were some notable successes which were viewed favorably by investors. Recently the company revealed details of its long awaited Windows Mobile Phone 8 operating system, which will be broadly compatible with the Windows 8 operating system for PCs/tablets. Microsoft hopes that this will broaden the appeal of the platform for developers, as they will be able to leverage their applications (apps) to a much broader base. With BlackBerry maker RIMM under significant pressure, the business market could be an area of significant growth for the platform as the Windows 8 tablet appears to be competitive and attractive in the workplace due to its compatibility with Office applications. The Xbox platform also continues to do quite well, while other game makers are struggling.

Founded in 1760, Lorillard is the third largest cigarette manufacturer and the oldest continuously operating tobacco company in the U.S. Lorillard’s flagship product is the Newport brand, which is the top selling menthol and second largest selling cigarette in the U.S. In a sector that’s besieged with litigation risk and declining volumes, Lorillard is perhaps one of the few companies that’s considered by some to be a “growth” story. The company’s stock returned 27.1%

4	PIMCO EQUITY SERIES VIT

over the past year as Lorillard’s sales rose 9% in 2011 with adjusted operating income up 8.2%. This has been a fairly consistent pattern as the company has evidenced compound annual growth rates (CAGR) of 7.8% in sales and operating income growth of 8.5 % over the 2006-2011 time period. The company maintains a narrow product line with only 43 SKUs (stock keeping units) for the entire company, versus 200 SKUs at Philip Morris, suggesting the opportunity to broaden the breadth of its Newport franchise. Towards that end, the company just recently introduced Newport Red, a non-menthol version. Trading with a dividend yield of 4.4% and a price/earnings ratio (PE) of 14.5X on 2013 estimated EPS, we continue to enjoy the stability of earnings from its existing product lines, as well as its growth potential.

As is always the case with deep value managers who tend to purchase stocks when they are under some pressure in the market, we also own a few companies whose share prices are in the penalty box.

KPN is the Netherlands’ incumbent telecom operator. Through its mobile subsidiary E-Plus, KPN also holds the number three position in the German mobile market. Over the past six months the shares of KPN declined 11.7% as the company faced stiff pricing competition in the Netherlands as challenger operators (including cable operators) reduce expensive wireless and wire-line pricing. Its share price rebounded off its lows, however, after America Movil, the leading wireless provider in Latin America and fourth largest in the world, firmly established itself as a key shareholder in KPN after KPN’s incumbent management defensive tactics failed. America Movil currently owns approximately 22.7% of the company after offering investors a tender offer of 8 Euros/share. We agree with America Movil that there is a significantly attractive investment opportunity in this company.

Eutelsat is one of the three top operators in the world in the supply of fixed satellite services. At the end of 2011, Eutelsat was broadcasting over 4,000 TV channels, twice the number that it was broadcasting five years ago, on 28 commercialized satellites covering 150 countries in Europe, Africa, Asia and the Americas. Shares declined over the past six months by approximately 19.5% as management warned that fiscal year 2012 revenues and earnings before interest, taxes, depreciation and amortization (EBITDA) would be lower by 2-3%. The stock has suffered from poor news flow, such as the weaker outlook for Ka-Band, and share over-hang from one of the main shareholders, the Spanish infrastructure company Albertis which placed half of its share stake with China Investment Corporation. However, we believe the stage is set for investors to now focus on the strong fundamental value drivers of the company’s business model. Eutelsat’s balance sheet is quite strong with a net debt/EBITDA ratio of 2.3X vs. a company target of 3.5X, leaving quite a bit of room for management to return cash to shareholders and for “value-accretive” acquisitions.

Carrefour is the world’s second largest food retailer behind Wal-Mart, however its shares have struggled of late, declining 38.9% over the past year, due in part to its exposure to the declining economies of Europe and its lack of good corporate leadership. The company derives about 43% of its revenue from France, which is teetering on the brink of a recession, and other parts of Europe and that has impacted sales. Leadership has also been an issue at the firm, as the retailer consistently missed the market in pricing; however the company replaced four senior executives this year including its CFO and CEO. At the end of June, Carrefour’s stock was trading at 1.5 times its book value, a noticeable discount to other retailers and a level which significantly discounts the other parts of its business outside Europe, in higher growth markets such as Latin America and Asia. The new management team is in the midst of affecting a turn-around at the company and we are watching the progress closely.

Quality Equity Investing in the Current Environment

As we look forward, PIMCO sees global growth moderating in the years ahead. Still, corporate balance sheets in developed markets are generally in good health and many companies are well positioned to generate growth even in difficult times. Navigating the elevated levels of volatility in the equity markets, however, is critical, as volatility can soar with the potential to do considerable damage to short- or long-term returns. We are focused on finding those idiosyncratic opportunities that may offer attractive returns irrespective of what the base case may be in the broad equity markets, and we are also focused on mitigating downside exposure.

Given the concerns facing investors in this environment—slower growth, the economic malaise and sovereign crisis in Europe, and geopolitical dysfunction—our investment process to manage the Portfolio is firmly developed and does not change. What is constantly changing, however, is the market, and our focus on quality companies provides the benefit of more consistent business performance and less risk during these volatile times.

We define quality businesses by their clean balance sheets with relatively low financial leverage, high operating margins and high dividend yields. We also seek high barriers to entry and access to high-growth markets in the business models we analyze. We believe these qualities in combination are excellent signals of a quality company—a company positioned to stand the test of time and ride out good times and bad. Given the sharp inflection points that we see looming ahead arising from debt and income imbalances, we view quality as the clearest way to position portfolios to help weather the vicissitudes of the market.

SEMIANNUAL REPORT	JUNE 30, 2012	5

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio® (Cont.)

Short-term swings in equity markets can often drive investors out of quality companies and into more speculative names as they reach for higher beta stocks in their search for return. This type of behavior, however, can often provide a disciplined investor the opportunity to purchase a better business at a more attractive price. Better, quality businesses tend to have less volatility in their earnings and stock prices over time, and this lower volatility can often lead to better compounding of returns over the long-term.

Opportunities to find good investments in quality companies are usually found in areas where the fewest investors are looking. Many large multinational companies today have access to growth in both developed and emerging markets and are trading at attractive valuations with good dividend yields. Many of these multinationals have diverse engines of growth where not only should an investor benefit from earnings growth potential in the future, but also from a growing stream of dividends; particularly so as we ponder living in a world in which ten-year U.S. Treasury yields are below 2%. Yes, volatility has increased, but we believe volatility presents opportunity for the prepared mind, and we anticipate finding a lot of outstanding values and opportunities right now in quality companies.

To close our letter, we repeat our thanks for staying the course with the PIMCO EqS Pathfinder Portfolio®, just as we are staying the course with our discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to steward your capital and we look forward to both the challenges and the opportunities in the months and years ahead.

Sincerely,

Charles Lahr, CFA Co-Portfolio Manager	Anne Gudefin, CFA Co-Portfolio Manager

Top 10 Holdings1

SPDR Gold Trust	3.9%
Imperial Tobacco Group PLC	3.5%
British American Tobacco PLC	3.2%
Microsoft Corp.	2.8%
Danone S.A.	2.5%
Intel Corp.	2.4%
Lorillard, Inc.	2.4%
Lancashire Holdings Ltd.	2.3%
AIA Group Ltd.	2.2%
Pernod-Ricard S.A.	2.0%

Geographic Breakdown1

United States	31.8%
France	12.9%
United Kingdom	11.8%
Bermuda	6.6%
Netherlands	6.4%
Switzerland	4.5%
Hong Kong	3.6%
Denmark	2.2%
Germany	2.2%
Canada	2.1%
Norway	2.0%
Japan	1.9%
Other	6.1%

Sector Breakdown1

Consumer Staples	27.5%
Financials	20.8%
Energy	8.8%
Industrials	8.4%
Information Technology	8.4%
Health Care	5.7%
Exchange-Traded Funds	3.9%
Consumer Discretionary	3.5%
Utilities	3.1%
Materials	2.5%
Telecommunication Services	1.5%

[1]

% of Total Investments as of 06/30/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Average Annual Total Return for the period ended June 30, 2012
	6 Months*	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Institutional Class	4.06%	-5.25%	1.17%
MSCI World Index±	5.91%	-4.98%	2.16%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.14% for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/12)	$1,000.00	$1,000.00
Ending Account Value (06/30/12)	$1,040.60	$1,019.84
Expenses Paid During Period*	$5.12	$5.07
Net Annualized Expense Ratio**	1.01%	1.01%

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	During the reporting period, the Portfolio’s Institutional class shares returned 4.06% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 5.91%.

»	Stock selection in the consumer staples and energy sectors were notable contributors to returns as the holdings within these sectors appreciated during the reporting period.

»	Holdings in Marine Harvest, Microsoft, and Lorillard were notable contributors to performance as the share prices of these companies appreciated during the reporting period.

»	Holdings in KPN, Eutelsat Communications and Carrefour were moderate detractors from returns as prices on these securities declined during the reporting period.

»

At the end of the reporting period, the Portfolio held approximately 89% in equities we believe are undervalued, approximately 1% (on the long side only) in merger arbitrage investments, approximately 6% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges, including approximately 4% in gold.

SEMIANNUAL REPORT	JUNE 30, 2012	7

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data for the Year or Period Ended:	06/30/2012+		12/31/2011	04/14/2010-12/31/2010

Institutional Class
Net asset value beginning of year or period	$9.85		$10.33	$10.00
Net investment income (a)	0.12		0.11	0.12
Net realized/unrealized gain (loss)	0.28		(0.58)	0.21
Total income (loss) from investment operations	0.40		(0.47)	0.33
Dividends from net investment income	0.00		(0.01)	0.00
Total distributions	0.00		(0.01)	0.00
Net asset value end of year or period	$10.25		$9.85	$10.33
Total return	4.06%		(4.54)%	3.30%
Net assets end of year or period (000s)	$60,429		$66,439	$3,276
Ratio of expenses to average net assets	1.01	%*	0.98%	1.01	%*
Ratio of expenses to average net assets excluding waivers	1.16	%*	1.18%	3.72	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	0.97	%*	0.97%	0.97	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.12	%*	1.17%	3.68	%*
Ratio of net investment income to average net assets	2.34	%*	1.14%	1.69	%*
Portfolio turnover rate	12	%**	238%**	25	%**

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2012

Assets:
Investments, at value	$428,827
Investments in Affiliates, at value	25,395
Repurchase agreements, at value	481
Cash	88
Deposits with counterparty	435
Foreign currency, at value	617
Receivable for investments sold	3,585
Receivable for Portfolio shares sold	167
Interest and dividends receivable	526
Dividends receivable from Affiliates	3
Unrealized appreciation on foreign currency contracts	3,992
Unrealized appreciation on OTC swap agreements	145
464,261

Liabilities:
Payable for investments purchased	$421
Payable for investments in Affiliates purchased	3
Deposits from counterparty	1,350
Payable for Portfolio shares redeemed	12
Written options outstanding	80
Accrued investment advisory fees	240
Accrued supervisory and administrative fees	135
Accrued distribution fees	82
Reimbursement to PIMCO	1
Unrealized depreciation on foreign currency contracts	3,593
Unrealized depreciation on OTC swap agreements	80
Other liabilities	15
6,012

Net Assets	$458,249

Net Assets Consist of:
Paid in capital	$441,088
Undistributed net investment income	5,255
Accumulated undistributed net realized (loss)	(6,754)
Net unrealized appreciation	18,660
$458,249

Net Assets:
Institutional Class	$60,429
Advisor Class	397,820

Shares Issued and Outstanding:
Institutional Class	5,896
Advisor Class	38,981

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.25
Advisor Class	10.21

Cost of Investments	$411,383
Cost of Investments in Affiliates	$25,397
Cost of Repurchase Agreements	$481
Cost of Foreign Currency Held	$617
Premiums Received on Written Options	$851

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	9

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2012

Investment Income:
Interest	$1
Dividends, net of foreign taxes*	7,790
Dividends from Affiliate investments	36
Miscellaneous income	1
Total Income	7,828

Expenses:
Investment advisory fees	1,777
Supervisory and administrative fees	827
Distribution and/or servicing fees – Advisor Class	499
Dividends on short sales	64
Interest expense	13
Miscellaneous expense	12
Total Expenses	3,192
Waiver and/or Reimbursement by PIMCO	(360)
Net Expenses	2,832

Net Investment Income	4,996

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,064
Net realized gain on Affiliate investments	23
Net realized gain on written options	603
Net realized (loss) on swaps	(3)
Net realized (loss) on short sales	(776)
Net realized gain on foreign currency transactions	3,526
Net change in unrealized appreciation on investments	8,615
Net change in unrealized (depreciation) on Affiliate investments	(3)
Net change in unrealized appreciation on written options	631
Net change in unrealized appreciation on swaps	59
Net change in unrealized (depreciation) on short sales	(104)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,127)
Net Gain	12,508

Net Increase in Net Assets Resulting from Operations	$17,504

*Foreign tax withholdings – Dividends	$559

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$4,996	$1,192
Net realized gain (loss)	5,414	(12,955)
Net realized gain on Affiliate investments	23	3
Net change in unrealized appreciation	7,074	11,340
Net change in unrealized appreciation (depreciation) on Affiliate investments	(3)	1
Net increase resulting from operations	17,504	(419)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(75)
Advisor Class	0	(138)

Total Distributions	0	(213)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(13,345)	448,948

Total Increase in Net Assets	4,159	448,316

Net Assets:
Beginning of period	454,090	5,774
End of period*	$458,249	$454,090

*Including undistributed net investment income of:	$5,255	$259

**	See note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 87.0%

BERMUDA 6.5%

ENERGY 2.8%
North Atlantic Drilling Ltd.	3,077,543	$4,656
Seadrill Ltd.	223,835	7,983

		12,639

FINANCIALS 3.7%
Hiscox Ltd.	1,011,892	6,776
Lancashire Holdings Ltd.	834,820	10,432

		17,208

Total Bermuda		29,847

BRAZIL 0.8%

FINANCIALS 0.8%
Itau Unibanco Holding S.A. SP - ADR	256,175	3,566

Total Brazil		3,566

CANADA 2.0%

ENERGY 0.7%
Cameco Corp.	154,112	3,383

FINANCIALS 0.4%
TMX Group, Inc.	36,089	1,645

MATERIALS 0.9%
Kinross Gold Corp.	283,651	2,311
Silver Wheaton Corp.	75,557	2,028

		4,339

Total Canada		9,367

DENMARK 2.2%

CONSUMER STAPLES 1.7%
Carlsberg A/S ‘B’	99,326	7,840

FINANCIALS 0.5%
Jyske Bank A/S (a)	83,722	2,259

Total Denmark		10,099

FAEROE ISLANDS 0.5%

CONSUMER STAPLES 0.3%
Bakkafrost P/F	199,159	1,490

FINANCIALS 0.2%
BankNordik P/F	52,480	619

Total Faeroe Islands		2,109

FRANCE 11.3%

CONSUMER DISCRETIONARY 2.2%
Eutelsat Communications S.A.	246,420	7,580
JCDecaux S.A.	109,825	2,422

		10,002

CONSUMER STAPLES 6.4%
Carrefour S.A.	341,156	6,300

	SHARES	MARKET VALUE (000S)
Danone S.A.	182,633	$11,350
L’Oreal S.A.	21,550	2,521
Pernod-Ricard S.A.	86,614	9,262

		29,433

ENERGY 0.4%
Bourbon S.A.	83,881	2,026

INDUSTRIALS 1.1%
Teleperformance S.A.	216,278	4,781

UTILITIES 1.2%
Suez Environnement Co.	236,944	2,548
Veolia Environnement S.A.	235,449	2,981

		5,529

Total France		51,771

GERMANY 2.1%

HEALTH CARE 1.3%
Rhoen Klinikum AG	252,427	6,045

INDUSTRIALS 0.2%
Kloeckner & Co. SE	93,597	960

UTILITIES 0.6%
E.ON AG	130,509	2,820

Total Germany		9,825

GUERNSEY, CHANNEL ISLANDS 0.7%

FINANCIALS 0.7%
Resolution Ltd.	1,085,376	3,339

Total Guernsey, Channel Islands		3,339

HONG KONG 3.6%

CONSUMER DISCRETIONARY 0.4%
Television Broadcasts Ltd.	286,000	2,001

FINANCIALS 2.8%
AIA Group Ltd.	2,921,200	10,090
First Pacific Co. Ltd.	2,526,000	2,627

		12,717

INDUSTRIALS 0.4%
Jardine Matheson Holdings Ltd.	20,300	989
Jardine Strategic Holdings Ltd.	23,700	728

		1,717

Total Hong Kong		16,435

ISRAEL 0.6%

HEALTH CARE 0.6%
Teva Pharmaceutical Industries Ltd. SP - ADR	68,846	2,715

Total Israel		2,715

	SHARES	MARKET VALUE (000S)
JAPAN 1.8%

INDUSTRIALS 0.6%
FANUC Corp.	16,800	$2,762

INFORMATION TECHNOLOGY 1.2%
Nintendo Co. Ltd.	48,717	5,689

Total Japan		8,451

NETHERLANDS 5.7%

CONSUMER STAPLES 1.4%
CSM	359,506	6,629

ENERGY 0.8%
Royal Dutch Shell PLC ‘A’	105,104	3,541

FINANCIALS 1.2%
ING Groep NV - Dutch Certificate (a)	827,071	5,545

INFORMATION TECHNOLOGY 0.8%
Gemalto NV	49,524	3,557

TELECOMMUNICATION SERVICES 1.5%
Koninklijke KPN NV	698,996	6,684

Total Netherlands		25,956

NORWAY 2.0%

CONSUMER STAPLES 1.5%
Marine Harvest ASA (a)	9,741,864	6,934

INDUSTRIALS 0.5%
Orkla ASA	322,316	2,339

Total Norway		9,273

SINGAPORE 0.8%

FINANCIALS 0.0%
Great Eastern Holdings Ltd.	1,160	12

INDUSTRIALS 0.8%
Keppel Corp. Ltd.	452,700	3,709

Total Singapore		3,721

SOUTH AFRICA 1.0%

MATERIALS 1.0%
AngloGold Ashanti Ltd. SP - ADR	128,956	4,428

Total South Africa		4,428

SOUTH KOREA 0.4%

CONSUMER DISCRETIONARY 0.4%
GS Home Shopping, Inc.	21,083	1,781

Total South Korea		1,781

SPAIN 0.3%

CONSUMER STAPLES 0.3%
Distribuidora Internacional de Alimentacion S.A.	270,409	1,271

Total Spain		1,271

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2012 (Unaudited)

	SHARES	MARKET VALUE (000S)
SWEDEN 0.8%

INDUSTRIALS 0.8%
Loomis AB ‘B’	315,094	$3,888

Total Sweden		3,888

SWITZERLAND 4.5%

CONSUMER STAPLES 1.4%
Nestle S.A.	105,866	6,318

FINANCIALS 0.6%
Swiss Re AG	40,857	2,576

HEALTH CARE 1.5%
Roche Holding AG	39,184	6,768

INDUSTRIALS 0.6%
Schindler Holding AG	25,635	2,891

MATERIALS 0.4%
Sika AG	1,086	2,097

Total Switzerland		20,650

UNITED KINGDOM 11.7%

CONSUMER DISCRETIONARY 0.4%
British Sky Broadcasting Group PLC	187,957	2,049

CONSUMER STAPLES 7.6%
British American Tobacco PLC	281,362	14,304
Imperial Tobacco Group PLC	409,244	15,768
Reckitt Benckiser Group PLC	87,011	4,599

		34,671

ENERGY 2.5%
BP PLC	1,205,905	8,053
Ensco PLC ‘A’	70,876	3,329

		11,382

FINANCIALS 1.2%
Lloyds Banking Group PLC (a)	10,987,550	5,368

Total United Kingdom		53,470

UNITED STATES 27.7%

CONSUMER STAPLES 6.7%
Altria Group, Inc.	202,101	6,983
Lorillard, Inc.	82,773	10,922
Philip Morris International, Inc.	60,515	5,281
Reynolds American, Inc.	100,007	4,487
Wal-Mart Stores, Inc.	40,407	2,817

		30,490

	SHARES	MARKET VALUE (000S)
ENERGY 0.6%
Halliburton Co.	73,731	$2,093
Rentech, Inc. (a)	437,366	901

		2,994

FINANCIALS 8.5%
Alleghany Corp. (a)	12,936	4,395
BankUnited, Inc.	253,745	5,983
Berkshire Hathaway, Inc. ‘B’ (a)	107,753	8,979
Capitol Federal Financial, Inc.	81,325	966
Northwest Bancshares, Inc.	187,287	2,193
NYSE Euronext	85,024	2,175
SLM Corp.	256,693	4,033
TFS Financial Corp. (a)	249,854	2,386
ViewPoint Financial Group, Inc.	148,867	2,328
White Mountains Insurance Group Ltd.	10,267	5,357

		38,795

HEALTH CARE 2.2%
Merck & Co., Inc.	61,330	2,561
Pfizer, Inc.	328,655	7,559

		10,120

INDUSTRIALS 3.3%
3M Co.	81,802	7,330
Deere & Co.	67,951	5,495
General Dynamics Corp.	38,302	2,526

		15,351

INFORMATION TECHNOLOGY 6.3%
Dell, Inc. (a)	411,232	5,149
Intel Corp.	410,262	10,933
Microsoft Corp.	415,933	12,723

		28,805

MATERIALS 0.1%
Rentech Nitrogen Partners LP	13,785	379

Total United States		126,934

Total Common Stocks (Cost $377,164)		398,896

EQUITY-LINKED SECURITIES 2.1%

FRANCE 1.4%

ENERGY 0.8%
Morgan Stanley BV Total S.A. - Exp. 08/02/2012	79,866	3,813

UTILITIES 0.6%
Morgan Stanley BV Suez Environnement Co. - Exp. 03/22/2013	235,197	2,702

Total France		6,515

	SHARES	MARKET VALUE (000S)
NETHERLANDS 0.7%

UTILITIES 0.7%
Morgan Stanley BV Veolia Environnement S.A. - Exp. 03/22/2013	232,010	$3,127

Total Netherlands		3,127

Total Equity-Linked Securities (Cost $10,957)		9,642

EXCHANGE-TRADED FUNDS 3.9%

UNITED STATES 3.9%
SPDR Gold Trust	115,136	17,868

Total Exchange-Traded Funds (Cost $20,014)		17,868

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

BANKING & FINANCE 0.2%
Itau Unibanco Holding S.A.	63,800	899

Total Preferred Stocks (Cost $882)		899

RIGHTS 0.1%

FRANCE 0.1%

HEALTH CARE 0.1%
Sanofi - Exp. 12/31/2020	310,070	437

Total Rights (Cost $341)		437

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.7%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 07/02/2012	$481	481

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $493. Repurchase proceeds are $481.)

U.S. TREASURY BILLS 0.1%
0.170% due 03/07/2013 - 05/02/2013 (b)(e)	280	280

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 5.5%
PIMCO Short-Term Floating NAV Portfolio	2,534,413	25,395

Total Short-Term Instruments (Cost $26,158)		26,156

PURCHASED OPTIONS (g) 0.2%
(Cost $1,745)		805

Total Investments 99.2% (Cost $437,261)		$454,703

Written Options (h) (0.0%) (Premiums $851)		(80)

Other Assets and Liabilities (Net) 0.8%		3,626

Net Assets 100.0%		$458,249

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	Cash of $435 has been pledged as collateral as of June 30, 2012 for equity options, equity short sales, and other transactions in accordance with prime brokerage arrangements.
(e)	Securities with an aggregate market value of $280 have been pledged as collateral as of June 30, 2012 for OTC swap agreements, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	OTC swap agreements outstanding on June 30, 2012:

Total Return Swaps on Securities

Pay/Receive	Underlying Reference	# of Shares	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	Rio Tinto Ltd.	23,832	3-Month USD-LIBOR less a specified spread	AUD	1,457	12/20/2012	CBK	$145
Receive	Rio Tinto Ltd.	30,597	3-Month USD-LIBOR plus a specified spread		1,457	12/20/2012	CBK	(80)

								$65

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares disclosed.

(g)	Purchased options outstanding on June 30, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	UAG	$1.130	08/27/2012	EUR	3,549	$19	$2

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	12/22/2012	3,110	$208	$177
Put - CBOE iShares MSCI EAFE Index Fund	45.000	09/22/2012	5,552	1,355	489
Put - CBOE iShares MSCI EAFE Index Fund	48.000	09/22/2012	895	163	137

				$1,726	$803

(h)	Written options outstanding on June 30, 2012:

Options on Securities
Description	Counterparty		Strike Price	Expiration Date	# of Contracts		Notional Amount	Premium	Market Value
Put - CBOE Halliburton Co.	—	$	30.000	07/21/2012	390		—	$48	$(72)
Call - OTC Suez Environnement Co.	MYI	EUR	12.000	07/20/2012	—	EUR	47,214	293	0
Call - OTC Veolia Environnement S.A.	MYI		12.000	07/20/2012	—		46,746	510	(8)

								$851	$(80)

Transactions in written call and put options for the period ended June 30, 2012:

	# of Contracts	Notional Amount in EUR		Premium
Balance at 12/31/2011	44,945	EUR	0	$372
Sales	4,075		93,960	1,164
Closing Buys	(47,263)		0	(603)
Expirations	0		0	0
Exercised	(1,367)		0	(82)

Balance at 06/30/2012	390	EUR	93,960	$851

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2012 (Unaudited)

(i)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month		Currency to be Delivered		Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	AUD	15,756	$	15,863	CBK	$0	$(263)	$(263)
07/2012	CAD	24,270		23,660	BRC	0	(178)	(178)
07/2012		1,521		1,483	RBC	0	(11)	(11)
07/2012	CHF	7,338		7,681	DUB	0	(51)	(51)
07/2012	DKK	53,147		8,888	FBF	0	(159)	(159)
07/2012	EUR	8,548		10,665	BPS	0	(152)	(152)
07/2012		8,703		10,910	CBK	0	(104)	(104)
07/2012		5,258		6,607	FBF	0	(47)	(47)
07/2012		10,732		13,579	GSC	0	(2)	(2)
07/2012		8,240		10,378	HUS	0	(49)	(49)
07/2012		7,058		8,834	JPM	0	(98)	(98)
07/2012		27		34	MSC	0	0	0
07/2012		30		38	RBC	0	0	0
07/2012		2,974		3,702	UAG	0	(61)	(61)
07/2012	GBP	8,002		12,547	BOA	15	0	15
07/2012		29		45	BPS	0	0	0
07/2012		8,003		12,566	DUB	33	0	33
07/2012		1,454		2,280	HUS	3	0	3
07/2012		6,279		9,870	UAG	36	0	36
07/2012	ILS	6,757		1,780	HUS	52	0	52
07/2012	JPY	1,402,218		17,676	BPS	134	0	134
07/2012		1,402,219		17,671	DUB	129	0	129
07/2012		57,960		732	RYL	7	0	7
07/2012	KRW	1,303,096		1,128	BRC	0	(9)	(9)
07/2012		1,698,750		1,500	CBK	17	0	17
07/2012	NOK	36,709		6,055	BOA	0	(116)	(116)
07/2012		36,710		6,064	CBK	0	(107)	(107)
07/2012		36,710		6,062	FBF	0	(109)	(109)
07/2012		439		72	HUS	0	(1)	(1)
07/2012	NZD	290		229	DUB	0	(3)	(3)
07/2012	SEK	15,281		2,163	CBK	0	(46)	(46)
07/2012	$	6,859	AUD	6,921	CBK	223	0	223
07/2012		4,575		4,692	DUB	227	0	227
07/2012		4,575		4,692	HUS	227	0	227
07/2012		1,636		1,680	JPM	83	0	83
07/2012		8,342	CAD	8,597	CBK	102	0	102
07/2012		8,342		8,597	RBC	102	0	102
07/2012		8,340		8,597	RYL	104	0	104
07/2012		252	CHF	241	RYL	2	0	2
07/2012		7,351		7,097	UAG	127	0	127
07/2012		8,913	DKK	53,147	FBF	134	0	134
07/2012		53,196	EUR	42,625	BPS	746	0	746
07/2012		473		382	DUB	10	0	10
07/2012		344		272	FBF	1	0	1
07/2012		10,410		8,291	RYL	83	0	83
07/2012		250	GBP	159	BRC	0	(1)	(1)
07/2012		8,212		5,306	RYL	98	0	98
07/2012		26,291		16,848	UAG	95	0	95
07/2012		1,745	ILS	6,757	UAG	0	(18)	(18)
07/2012		35,795	JPY	2,862,397	FBF	14	0	14
07/2012		2,663	KRW	3,001,846	UAG	0	(43)	(43)
07/2012		17,966	NOK	108,547	GSC	281	0	281
07/2012		335		2,021	MSC	5	0	5
07/2012		218	NZD	290	DUB	14	0	14
07/2012		656	SEK	4,758	FBF	32	0	32
07/2012		657		4,759	GSC	31	0	31
07/2012		138		1,005	HUS	7	0	7
07/2012		658		4,759	UAG	30	0	30
07/2012	ZAR	35,136	$	4,177	DUB	0	(106)	(106)
08/2012	BRL	9,413		4,814	BRC	158	0	158
08/2012	CHF	7,097		7,356	UAG	0	(126)	(126)
08/2012	DKK	53,147		8,920	FBF	0	(134)	(134)
08/2012	EUR	42,625		53,210	BPS	0	(745)	(745)
08/2012	GBP	16,848		26,289	UAG	0	(95)	(95)
08/2012	HKD	73,701		9,496	UAG	0	(6)	(6)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Settlement Month		Currency to be Delivered		Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2012	JPY	33,662	$	424	BRC	$3	$0	$3
08/2012	NOK	108,547		17,947	GSC	0	(281)	(281)
08/2012	PLN	17		5	UAG	0	0	0
08/2012	SGD	378		306	UAG	8	0	8
08/2012	$	15,818	AUD	15,756	CBK	262	0	262
08/2012		23,511	CAD	24,133	BRC	178	0	178
08/2012		4,005	CHF	3,856	JPM	60	0	60
08/2012		17,683	JPY	1,402,218	BPS	0	(133)	(133)
08/2012		17,679		1,402,219	DUB	0	(129)	(129)
08/2012		229	NZD	290	DUB	3	0	3
08/2012		2,161	SEK	15,281	CBK	45	0	45
09/2012		1,122	KRW	1,303,096	BRC	10	0	10
10/2012	ILS	6,757	$	1,740	UAG	18	0	18
02/2013	CNY	14,164		2,210	BPS	0	(9)	(9)
02/2013		23,798		3,770	CBK	43	0	43
02/2013		20,767		3,240	DUB	0	(13)	(13)
02/2013		5,191		810	HUS	0	(3)	(3)
02/2013		4,358		680	JPM	0	(3)	(3)
02/2013		16,665		2,600	RYL	0	(10)	(10)
02/2013	$	13,515	CNY	85,193	UAG	0	(172)	(172)

						$3,992	$(3,593)	$399

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2012
Investments, at value
Common Stocks
Bermuda
Energy	$4,656	$7,983	$0	$12,639
Financials	0	17,208	0	17,208
Brazil
Financials	3,566	0	0	3,566
Canada
Energy	3,383	0	0	3,383
Financials	1,645	0	0	1,645
Materials	4,339	0	0	4,339
Denmark
Consumer Staples	0	7,840	0	7,840
Financials	0	2,259	0	2,259
Faeroe Islands
Consumer Staples	1,490	0	0	1,490
Financials	0	619	0	619
France
Consumer Discretionary	0	10,002	0	10,002
Consumer Staples	0	29,433	0	29,433
Energy	0	2,026	0	2,026
Industrials	0	4,781	0	4,781
Utilities	0	5,529	0	5,529
Germany
Health Care	0	6,045	0	6,045
Industrials	0	960	0	960
Utilities	0	2,820	0	2,820
Guernsey, Channel Islands
Financials	0	3,339	0	3,339
Hong Kong
Consumer Discretionary	0	2,001	0	2,001
Financials	0	12,717	0	12,717
Industrials	0	1,717	0	1,717
Israel
Health Care	2,715	0	0	2,715
Japan
Industrials	0	2,762	0	2,762
Information Technology	0	5,689	0	5,689

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2012
Netherlands
Consumer Staples	$0	$6,629	$0	$6,629
Energy	0	3,541	0	3,541
Financials	0	5,545	0	5,545
Information Technology	0	3,557	0	3,557
Telecommunication Services	0	6,684	0	6,684
Norway
Consumer Staples	0	6,934	0	6,934
Industrials	0	2,339	0	2,339
Singapore
Financials	0	12	0	12
Industrials	0	3,709	0	3,709
South Africa
Materials	4,428	0	0	4,428
South Korea
Consumer Discretionary	0	1,781	0	1,781
Spain
Consumer Staples	0	1,271	0	1,271
Sweden
Industrials	0	3,888	0	3,888
Switzerland
Consumer Staples	0	6,318	0	6,318
Financials	0	2,576	0	2,576
Health Care	0	6,768	0	6,768
Industrials	0	2,891	0	2,891
Materials	0	2,097	0	2,097
United Kingdom
Consumer Discretionary	0	2,049	0	2,049
Consumer Staples	0	34,671	0	34,671
Energy	3,329	8,053	0	11,382
Financials	0	5,368	0	5,368
United States
Consumer Staples	30,490	0	0	30,490
Energy	2,994	0	0	2,994
Financials	38,795	0	0	38,795
Health Care	10,120	0	0	10,120
Industrials	15,351	0	0	15,351
Information Technology	28,805	0	0	28,805
Materials	379	0	0	379

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2012 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2012
Equity-Linked Securities
France
Energy	$0	$3,813	$0	$3,813
Utilities	0	2,702	0	2,702
Netherlands
Utilities	0	3,127	0	3,127
Exchange-Traded Funds
United States	17,868	0	0	17,868
Preferred Stocks
Brazil
Banking & Finance	899	0	0	899
Rights
France
Health Care	437	0	0	437
Short-Term Instruments
Repurchase Agreements	0	481	0	481
U.S. Treasury Bills	0	280	0	280
PIMCO Short-Term Floating NAV Portfolio	25,395	0	0	25,395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2012
Purchased Options
Equity Contracts	$803	$0	$0	$803
Foreign Exchange Contracts	0	2	0	2
	$201,887	$252,816	$0	$454,703

Financial Derivative Instruments (2) - Assets
Equity Contracts	0	145	0	145
Foreign Exchange Contracts	0	3,992	0	3,992
	$0	$4,137	$0	$4,137

Financial Derivative Instruments (2) - Liabilities
Equity Contracts	(72)	(88)	0	(160)
Foreign Exchange Contracts	0	(3,593)	0	(3,593)
	$(72)	$(3,681)	$0	$(3,753)

Totals	$201,815	$253,272	$0	$455,087

(ii) As of June 30, 2012, assets valued at $619 were transferred from Level 1 to Level 2 during the period.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (3)	Net Sales (3)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2012
Investments, at value
Purchased Options
Equity Contracts	$21	$0	$0	$0	$(207)	$186	$0	$0	$0	$0

Financial Derivative Instruments (2) - Liabilities
Equity Contracts	$(154)	$0	$0	$0	$146	$8	$0	$0	$0	$0

Totals	$(133)	$0	$0	$0	$(61)	$194	$0	$0	$0	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(3)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$803	$2	$0	$805
Unrealized appreciation on foreign currency contracts	0	0	0	3,992	0	3,992
Unrealized appreciation on OTC swap agreements	0	0	145	0	0	145

	$0	$0	$948	$3,994	$0	$4,942

Liabilities:
Written options outstanding	$0	$0	$80	$0	$0	$80
Unrealized depreciation on foreign currency contracts	0	0	0	3,593	0	3,593
Unrealized depreciation on OTC swap agreements	0	0	80	0	0	80

	$0	$0	$160	$3,593	$0	$3,753

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	17

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

June 30, 2012 (Unaudited)

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(2,789)	$(626)	$0	$(3,415)
Net realized gain on written options	0	0	603	0	0	603
Net realized (loss) on swaps	0	0	(3)	0	0	(3)
Net realized gain on foreign currency transactions	0	0	0	3,776	0	3,776

	$0	$0	$(2,189)	$3,150	$0	$961

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(147)	$176	$0	$29
Net change in unrealized appreciation on written options	0	0	631	0	0	631
Net change in unrealized appreciation on swaps	0	0	59	0	0	59
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,205)	0	(2,205)

	$0	$0	$543	$(2,029)	$0	$(1,486)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO EqS Pathfinder Portfolio®			PIMCO Cayman Commodity Portfolio III Ltd. (Subsidiary)
BOA	$(101)	$0	$(101)	$0	$0	$0
BPS	(159)	0	(159)	0	0	0
BRC	159	(290)	(131)	0	0	0
CBK	238	(380)	(142)	0	0	0
DUB	115	(210)	(95)	0	0	0
FBF	(268)	(350)	(618)	0	0	0
GLM	0	(60)	(60)	0	0	0
GSC	29	0	29	0	0	0
HUS	236	(260)	(24)	0	0	0
JPM	43	0	43	0	0	0
MSC	5	(150)	(145)	0	0	0
MYI	(8)	20	12	0	0	0
RBC	91	0	91	0	0	0
RYL	283	0	283	0	0	0
UAG	(205)	260	55	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

June 30, 2012 (Unaudited)

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Foreign Currency Translation  The functional and reporting currency for the Portfolio is the U.S. dollar. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign

SEMIANNUAL REPORT	JUNE 30, 2012	19

Notes to Financial Statements (Cont.)

investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncement  In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the

20	PIMCO EQUITY SERIES VIT

June 30, 2012 (Unaudited)

Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2, if any, are disclosed in the Notes to the Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to the Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2

SEMIANNUAL REPORT	JUNE 30, 2012	21

Notes to Financial Statements (Cont.)

of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contracts settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed-income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Equity-Linked Securities  The Portfolio may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by the Portfolio as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Portfolio deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Portfolio receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Portfolio might be unable to obtain its expected benefit. In addition, while the Portfolio will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This

22	PIMCO EQUITY SERIES VIT

June 30, 2012 (Unaudited)

may impair the Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

(b) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, are supported by the full faith and credit of the U.S. Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in

SEMIANNUAL REPORT	JUNE 30, 2012	23

Notes to Financial Statements (Cont.)

foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes

24	PIMCO EQUITY SERIES VIT

June 30, 2012 (Unaudited)

in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

SEMIANNUAL REPORT	JUNE 30, 2012	25

Notes to Financial Statements (Cont.)

significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause

26	PIMCO EQUITY SERIES VIT

June 30, 2012 (Unaudited)

settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Consolidated Schedule of Investments.

Prime Broker Account Agreements between the Portfolio and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2012 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio III Ltd.	06/06/2011	06/20/2011	$458,249	$17,722	3.9%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

SEMIANNUAL REPORT	JUNE 30, 2012	27

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2013, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2012, the remaining recoverable amount to PIMCO was $624,180.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2012, the amount was $59,312.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolios are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s

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June 30, 2012 (Unaudited)

transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended June 30, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 06/30/2012	Dividend Income
$34,238	$77,837	$(86,700)	$23	$(3)	$25,395	$36

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term instruments) for the period ended June 30, 2012, were as follows (amounts in thousands):

Purchases	Sales
$52,895	$54,253

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2	$25	6,970	$68,614
Advisor Class	1,661	16,981	41,590	408,419
Issued as reinvestment of distributions
Institutional Class	0	0	8	75
Advisor Class	0	0	14	138
Cost of shares redeemed
Institutional Class	(849)	(8,737)	(552)	(5,347)
Advisor Class	(2,138)	(21,614)	(2,388)	(22,951)
Net increase (decrease) resulting from Portfolio share transactions	(1,324)	$(13,345)	45,642	$448,948

As of June 30, 2012, Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

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Notes to Financial Statements (Cont.)

June 30, 2012 (Unaudited)

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-lined derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. Note that the loss from the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of June 30, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (1)
$437,530	$39,349	$(22,176)	$17,173

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

30	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD	United States Dollar
DKK	Danish Krone	KRW	South Korean Won

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate	SP-ADR	Sponsored American Depositary Receipt	SPDR	Standard & Poor’s Depository Receipts
MSCI	Morgan Stanley Capital International

SEMIANNUAL REPORT	JUNE 30, 2012	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT02SAR_063012

Your Global Investment Authority

PIMCO Equity Series VIT

Semiannual Report

June 30, 2012

PIMCO EqS Pathfinder Portfolio™

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series VIT covering the six-month reporting period ended June 30, 2012.

On the following pages are specific details about the investment performance of the PIMCO EqS Pathfinder Portfolio® and a discussion of the factors that affected performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of such factors as well as an overview of their investment strategy, philosophy, and process.

General highlights of the financial markets during our six-month reporting period include:

■

Global equity markets generally posted positive returns but were highly volatile throughout the reporting period as investors oscillated between being “risk on” or “risk off” in response to a slowing global economy, on-going uncertainty in the Eurozone, and continued social unrest in the Middle East and North Africa. U.S. equities, as measured by the S&P 500 Index, returned 9.49%, and global equities, as represented by the MSCI World Index, returned 5.91%. Emerging market equities, as represented by the MSCI Emerging Markets Index, returned 3.93%.

■

Risk aversion drove down interest rates across developed markets, including in the U.S. and Germany where yields touched historic lows. By contrast, sovereign yields in Spain and Italy rose towards prohibitive levels. Yields on U.S. Treasury securities reversed an upward trend in the first quarter of the reporting period and declined in the second quarter, ending the period lower (with prices on these securities therefore higher), as investors looked to U.S. Treasuries for their perceived safety and quality due to increasing concern of a global economic slowdown and continued uncertainty in Europe. The benchmark ten-year U.S. Treasury note yielded 1.64% at the end of the reporting period, as compared to 1.88% on December 31, 2011. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.37% for the period.

■

The Federal Reserve (the “Fed”) kept the Federal Funds Rate anchored within a range of zero to 0.25% and signaled willingness to ease further if weakness in the U.S. economy persists. The Fed also responded to growing economic strains by extending through the end of 2012 its renewed “Operation Twist” program, which extends the average maturity of its holdings of securities. The Bank of England held its key lending rate at 0.50% and initiated increased monetary stimulus to shore up the U.K. economy; and outside of the reporting period on July 5, 2012 the European Central Bank reduced its main policy rate to 0.75% from 1.00%.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT July 25, 2012

SEMIANNUAL REPORT	JUNE 30, 2012	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The Portfolio could lose more than the principal amount invested in these derivative instruments.

On the Portfolio Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from January 1, 2012 to June 30, 2012.

2	PIMCO EQUITY SERIES VIT

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

SEMIANNUAL REPORT	JUNE 30, 2012	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish the first half of 2012, which is now a little over two complete years since the launch of the PIMCO EqS Pathfinder Portfolio™ (the “Portfolio”). We thank you for your investment in the Portfolio. Our commitment continues to be to seek an absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. For all those who are reading and have an interest in the Portfolio, we have organized our thoughts to update you on the current state of the investment world, the Portfolio itself, and our outlook.

Review of the Last Period

For the half-year ending June 30, 2012 your investment in the Portfolio underperformed its benchmark, the MSCI World Index, despite posting positive returns. The Portfolio’s under performance relative to its benchmark occurred during a period marked by extremely high correlation across securities, very high volatility, and distinct “risk on” and “risk off” phases within the market.

Although we are bottom-up, fundamental equity investors, the high correlations among stocks suggests that macroeconomic concerns have been overwhelming fundamentals in the market and particularly so around negative events. As concerns rise, the herd mentality drives many investors to pursue a “risk off” posture causing prices to decline. As concerns subside and investors gradually migrate to a “risk on” posture, prices tend to rise and the correlations among stocks tend to decrease. These “risk on” and “risk off” waves of reactions to economic and political concerns created increased levels of volatility and have had a rather pernicious effect on investors’ behavior.

Although concerns had been rising for some time about sovereign debt and the financial health of some of the Eurozone countries—e.g., Greece, Ireland, Portugal, Italy and Spain—modestly positive economic news coming out of the United States allowed investors to breathe a sigh of relief, and equity markets rose from the beginning of the year through the end of the first quarter. Sovereign debt and Spanish bank concerns resurfaced, however, in the spring of this year and markets retraced the attractive gains they had made since the end of the year. Although this volatility had an impact on the Portfolio, it continued to perform in historical fashion; being less volatile than the market, outperforming its benchmark during the negative time periods, but slightly underperforming during the rally phase of the first quarter.

Let us share with you a few of our top and bottom performing stocks in the portfolio for the past six months.

The Pathfinder investment strategy is an unconstrained, bottom-up investment process in which we follow in a disciplined manner and it often leads us to discover hidden value in neglected, overlooked areas. Marine Harvest is an excellent example of our discipline. Marine Harvest is the world’s leading seafood company and the largest producer of farmed salmon. With wild catch remaining stable for the last thirty years, the increase in consumption has been met by fish farming which has developed into a robust business with global production of approximately 1.9 million metric tons compared to 0.9 million tons of wild catch. Marine Harvest pioneered the process in the late 1960s in Norway and Scotland, but has expanded its farming operations to other parts of the world including Canada, Chile, and the Faroe Islands. Over the past six months, the shares of the company’s stock rose 63%. The market feared that 27% volume growth in the first half of 2012 would translate into a significant drop in the price of salmon. This hasn’t been the case for two reasons: (1) demand continues to be strong, especially from emerging markets such as Russia where consumption has increased by 65%, and (2) with grain prices reaching new highs salmon has improved its relative price positioning compared to other sources of proteins as salmon is now 20% to 35% cheaper than chicken, beef or pork.

Microsoft was also a notable contributor to performance with the company’s stock rising 19.4% over the first half of the year. We view Microsoft as a great company with a dominant market position at a significantly discounted valuation. In spite of having a management team that is despised for its asset allocation and inability to generate profitability with new products, there were some notable successes which were viewed favorably by investors. Recently the company revealed details of its long awaited Windows Mobile Phone 8 operating system, which will be broadly compatible with the Windows 8 operating system for PCs/tablets. Microsoft hopes that this will broaden the appeal of the platform for developers, as they will be able to leverage their applications (apps) to a much broader base. With BlackBerry maker RIMM under significant pressure, the business market could be an area of significant growth for the platform as the Windows 8 tablet appears to be competitive and attractive in the workplace due to its compatibility with Office applications. The Xbox platform also continues to do quite well, while other game makers are struggling.

Founded in 1760, Lorillard is the third largest cigarette manufacturer and the oldest continuously operating tobacco company in the U.S. Lorillard’s flagship product is the Newport brand, which is the top selling menthol and second largest selling cigarette in the U.S. In a sector that’s besieged with litigation risk and declining volumes, Lorillard is perhaps one of the few companies that’s considered by some to be a “growth” story. The company’s stock returned 27.1%

4	PIMCO EQUITY SERIES VIT

over the past year as Lorillard’s sales rose 9% in 2011 with adjusted operating income up 8.2%. This has been a fairly consistent pattern as the company has evidenced compound annual growth rates (CAGR) of 7.8% in sales and operating income growth of 8.5 % over the 2006-2011 time period. The company maintains a narrow product line with only 43 SKUs (stock keeping units) for the entire company, versus 200 SKUs at Philip Morris, suggesting the opportunity to broaden the breadth of its Newport franchise. Towards that end, the company just recently introduced Newport Red, a non-menthol version. Trading with a dividend yield of 4.4% and a price/earnings ratio (PE) of 14.5X on 2013 estimated EPS, we continue to enjoy the stability of earnings from its existing product lines, as well as its growth potential.

As is always the case with deep value managers who tend to purchase stocks when they are under some pressure in the market, we also own a few companies whose share prices are in the penalty box.

KPN is the Netherlands’ incumbent telecom operator. Through its mobile subsidiary E-Plus, KPN also holds the number three position in the German mobile market. Over the past six months the shares of KPN declined 11.7% as the company faced stiff pricing competition in the Netherlands as challenger operators (including cable operators) reduce expensive wireless and wire-line pricing. Its share price rebounded off its lows, however, after America Movil, the leading wireless provider in Latin America and fourth largest in the world, firmly established itself as a key shareholder in KPN after KPN’s incumbent management defensive tactics failed. America Movil currently owns approximately 22.7% of the company after offering investors a tender offer of 8 Euros/share. We agree with America Movil that there is a significantly attractive investment opportunity in this company.

Eutelsat is one of the three top operators in the world in the supply of fixed satellite services. At the end of 2011, Eutelsat was broadcasting over 4,000 TV channels, twice the number that it was broadcasting five years ago, on 28 commercialized satellites covering 150 countries in Europe, Africa, Asia and the Americas. Shares declined over the past six months by approximately 19.5% as management warned that fiscal year 2012 revenues and earnings before interest, taxes, depreciation and amortization (EBITDA) would be lower by 2-3%. The stock has suffered from poor news flow, such as the weaker outlook for Ka-Band, and share over-hang from one of the main shareholders, the Spanish infrastructure company Albertis which placed half of its share stake with China Investment Corporation. However, we believe the stage is set for investors to now focus on the strong fundamental value drivers of the company’s business model. Eutelsat’s balance sheet is quite strong with a net debt/EBITDA ratio of 2.3X vs. a company target of 3.5X, leaving quite a bit of room for management to return cash to shareholders and for “value-accretive” acquisitions.

Carrefour is the world’s second largest food retailer behind Wal-Mart, however its shares have struggled of late, declining 38.9% over the past year, due in part to its exposure to the declining economies of Europe and its lack of good corporate leadership. The company derives about 43% of its revenue from France, which is teetering on the brink of a recession, and other parts of Europe and that has impacted sales. Leadership has also been an issue at the firm, as the retailer consistently missed the market in pricing; however the company replaced four senior executives this year including its CFO and CEO. At the end of June, Carrefour’s stock was trading at 1.5 times its book value, a noticeable discount to other retailers and a level which significantly discounts the other parts of its business outside Europe, in higher growth markets such as Latin America and Asia. The new management team is in the midst of affecting a turn-around at the company and we are watching the progress closely.

Quality Equity Investing in the Current Environment

As we look forward, PIMCO sees global growth moderating in the years ahead. Still, corporate balance sheets in developed markets are generally in good health and many companies are well positioned to generate growth even in difficult times. Navigating the elevated levels of volatility in the equity markets, however, is critical, as volatility can soar with the potential to do considerable damage to short- or long-term returns. We are focused on finding those idiosyncratic opportunities that may offer attractive returns irrespective of what the base case may be in the broad equity markets, and we are also focused on mitigating downside exposure.

Given the concerns facing investors in this environment—slower growth, the economic malaise and sovereign crisis in Europe, and geopolitical dysfunction—our investment process to manage the Portfolio is firmly developed and does not change. What is constantly changing, however, is the market, and our focus on quality companies provides the benefit of more consistent business performance and less risk during these volatile times.

We define quality businesses by their clean balance sheets with relatively low financial leverage, high operating margins and high dividend yields. We also seek high barriers to entry and access to high-growth markets in the business models we analyze. We believe these qualities in combination are excellent signals of a quality company—a company positioned to stand the test of time and ride out good times and bad. Given the sharp inflection points that we see looming ahead arising from debt and income imbalances, we view quality as the clearest way to position portfolios to help weather the vicissitudes of the market.

SEMIANNUAL REPORT	JUNE 30, 2012	5

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio® (Cont.)

Short-term swings in equity markets can often drive investors out of quality companies and into more speculative names as they reach for higher beta stocks in their search for return. This type of behavior, however, can often provide a disciplined investor the opportunity to purchase a better business at a more attractive price. Better, quality businesses tend to have less volatility in their earnings and stock prices over time, and this lower volatility can often lead to better compounding of returns over the long-term.

Opportunities to find good investments in quality companies are usually found in areas where the fewest investors are looking. Many large multinational companies today have access to growth in both developed and emerging markets and are trading at attractive valuations with good dividend yields. Many of these multinationals have diverse engines of growth where not only should an investor benefit from earnings growth potential in the future, but also from a growing stream of dividends; particularly so as we ponder living in a world in which ten-year U.S. Treasury yields are below 2%. Yes, volatility has increased, but we believe volatility presents opportunity for the prepared mind, and we anticipate finding a lot of outstanding values and opportunities right now in quality companies.

To close our letter, we repeat our thanks for staying the course with the PIMCO EqS Pathfinder Portfolio®, just as we are staying the course with our discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to steward your capital and we look forward to both the challenges and the opportunities in the months and years ahead.

Sincerely,

Charles Lahr, CFA Co-Portfolio Manager	Anne Gudefin, CFA Co-Portfolio Manager

Top 10 Holdings1

SPDR Gold Trust	3.9%
Imperial Tobacco Group PLC	3.5%
British American Tobacco PLC	3.2%
Microsoft Corp.	2.8%
Danone S.A.	2.5%
Intel Corp.	2.4%
Lorillard, Inc.	2.4%
Lancashire Holdings Ltd.	2.3%
AIA Group Ltd.	2.2%
Pernod-Ricard S.A.	2.0%

Geographic Breakdown1

United States	31.8%
France	12.9%
United Kingdom	11.8%
Bermuda	6.6%
Netherlands	6.4%
Switzerland	4.5%
Hong Kong	3.6%
Denmark	2.2%
Germany	2.2%
Canada	2.1%
Norway	2.0%
Japan	1.9%
Other	6.1%

Sector Breakdown1

Consumer Staples	27.5%
Financials	20.8%
Energy	8.8%
Industrials	8.4%
Information Technology	8.4%
Health Care	5.7%
Exchange-Traded Funds	3.9%
Consumer Discretionary	3.5%
Utilities	3.1%
Materials	2.5%
Telecommunication Services	1.5%

[1]

% of Total Investments as of 06/30/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through June 30, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations .

Average Annual Total Return for the period ended June 30, 2012
	6 Months*	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Advisor Class	3.97%	-5.43%	0.96%
MSCI World Index±	5.91%	-4.98%	2.16%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.39% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (01/01/12)	$1,000.00	$1,000.00
Ending Account Value (06/30/12)	$1,039.70	$1,018.60
Expenses Paid During Period*	$6.39	$6.32
Net Annualized Expense Ratio**	1.26%	1.26%

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	During the reporting period, the Portfolio’s Advisor class shares returned 3.97% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 5.91%.

»	Stock selection in the consumer staples and energy sectors were notable contributors to returns as the holdings within these sectors appreciated during the reporting period.

»	Holdings in Marine Harvest, Microsoft, and Lorillard were notable contributors to performance as the share prices of these companies appreciated during the reporting period.

»	Holdings in KPN, Eutelsat Communications and Carrefour were moderate detractors from returns as prices on these securities declined during the reporting period.

»

At the end of the reporting period, the Portfolio held approximately 89% in equities we believe are undervalued, approximately 1% (on the long side only) in merger arbitrage investments, approximately 6% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges, including approximately 4% in gold.

SEMIANNUAL REPORT	JUNE 30, 2012	7

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data	06/30/2012+		12/31/2011	04/14/2010-12/31/2010
for the Year or Period Ended: Advisor Class
Net asset value beginning of year or period	$9.82		$10.31	$10.00
Net investment income (a)	0.11		0.08	0.08
Net realized/unrealized gain (loss)	0.28		(0.57)	0.23
Total income (loss) from investment operations	0.39		(0.49)	0.31
Net asset value end of year or period	$10.21		$9.82	$10.31
Total return	3.97%		(4.72)%	3.10%
Net assets end of year or period (000s)	$397,820		$387,651	$2,498
Ratio of expenses to average net assets	1.26	%*	1.23%	1.24	%*
Ratio of expenses to average net assets excluding waivers	1.41	%*	1.43%	7.02	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	1.22	%*	1.22%	1.22	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.37	%*	1.42%	7.00	%*
Ratio of net investment income to average net assets	2.12	%*	0.83%	1.10	%*
Portfolio turnover rate	12	%**	238%**	25	%**

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2012

Assets:
Investments, at value	$428,827
Investments in Affiliates, at value	25,395
Repurchase agreements, at value	481
Cash	88
Deposits with counterparty	435
Foreign currency, at value	617
Receivable for investments sold	3,585
Receivable for Portfolio shares sold	167
Interest and dividends receivable	526
Dividends receivable from Affiliates	3
Unrealized appreciation on foreign currency contracts	3,992
Unrealized appreciation on OTC swap agreements	145
464,261

Liabilities:
Payable for investments purchased	$421
Payable for investments in Affiliates purchased	3
Deposits from counterparty	1,350
Payable for Portfolio shares redeemed	12
Written options outstanding	80
Accrued investment advisory fees	240
Accrued supervisory and administrative fees	135
Accrued distribution fees	82
Reimbursement to PIMCO	1
Unrealized depreciation on foreign currency contracts	3,593
Unrealized depreciation on OTC swap agreements	80
Other liabilities	15
6,012

Net Assets	$458,249

Net Assets Consist of:
Paid in capital	$441,088
Undistributed net investment income	5,255
Accumulated undistributed net realized (loss)	(6,754)
Net unrealized appreciation	18,660
$458,249

Net Assets:
Institutional Class	$60,429
Advisor Class	397,820

Shares Issued and Outstanding:
Institutional Class	5,896
Advisor Class	38,981

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.25
Advisor Class	10.21

Cost of Investments	$411,383
Cost of Investments in Affiliates	$25,397
Cost of Repurchase Agreements	$481
Cost of Foreign Currency Held	$617
Premiums Received on Written Options	$851

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	9

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2012

Investment Income:
Interest	$1
Dividends, net of foreign taxes*	7,790
Dividends from Affiliate investments	36
Miscellaneous income	1
Total Income	7,828

Expenses:
Investment advisory fees	1,777
Supervisory and administrative fees	827
Distribution and/or servicing fees – Advisor Class	499
Dividends on short sales	64
Interest expense	13
Miscellaneous expense	12
Total Expenses	3,192
Waiver and/or Reimbursement by PIMCO	(360)
Net Expenses	2,832

Net Investment Income	4,996

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,064
Net realized gain on Affiliate investments	23
Net realized gain on written options	603
Net realized (loss) on swaps	(3)
Net realized (loss) on short sales	(776)
Net realized gain on foreign currency transactions	3,526
Net change in unrealized appreciation on investments	8,615
Net change in unrealized (depreciation) on Affiliate investments	(3)
Net change in unrealized appreciation on written options	631
Net change in unrealized appreciation on swaps	59
Net change in unrealized (depreciation) on short sales	(104)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,127)
Net Gain	12,508

Net Increase in Net Assets Resulting from Operations	$17,504

*Foreign tax withholdings – Dividends	$559

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$4,996	$1,192
Net realized gain (loss)	5,414	(12,955)
Net realized gain on Affiliate investments	23	3
Net change in unrealized appreciation	7,074	11,340
Net change in unrealized appreciation (depreciation) on Affiliate investments	(3)	1
Net increase resulting from operations	17,504	(419)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(75)
Advisor Class	0	(138)

Total Distributions	0	(213)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(13,345)	448,948

Total Increase in Net Assets	4,159	448,316

Net Assets:
Beginning of period	454,090	5,774
End of period*	$458,249	$454,090

*Including undistributed net investment income of:	$5,255	$259

**	See note 13 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 87.0%

BERMUDA 6.5%

ENERGY 2.8%
North Atlantic Drilling Ltd.	3,077,543	$4,656
Seadrill Ltd.	223,835	7,983

		12,639

FINANCIALS 3.7%
Hiscox Ltd.	1,011,892	6,776
Lancashire Holdings Ltd.	834,820	10,432

		17,208

Total Bermuda		29,847

BRAZIL 0.8%

FINANCIALS 0.8%
Itau Unibanco Holding S.A. SP - ADR	256,175	3,566

Total Brazil		3,566

CANADA 2.0%

ENERGY 0.7%
Cameco Corp.	154,112	3,383

FINANCIALS 0.4%
TMX Group, Inc.	36,089	1,645

MATERIALS 0.9%
Kinross Gold Corp.	283,651	2,311
Silver Wheaton Corp.	75,557	2,028

		4,339

Total Canada		9,367

DENMARK 2.2%

CONSUMER STAPLES 1.7%
Carlsberg A/S ‘B’	99,326	7,840

FINANCIALS 0.5%
Jyske Bank A/S (a)	83,722	2,259

Total Denmark		10,099

FAEROE ISLANDS 0.5%

CONSUMER STAPLES 0.3%
Bakkafrost P/F	199,159	1,490

FINANCIALS 0.2%
BankNordik P/F	52,480	619

Total Faeroe Islands		2,109

FRANCE 11.3%

CONSUMER DISCRETIONARY 2.2%
Eutelsat Communications S.A.	246,420	7,580
JCDecaux S.A.	109,825	2,422

		10,002

CONSUMER STAPLES 6.4%
Carrefour S.A.	341,156	6,300

	SHARES	MARKET VALUE (000S)
Danone S.A.	182,633	$11,350
L’Oreal S.A.	21,550	2,521
Pernod-Ricard S.A.	86,614	9,262

		29,433

ENERGY 0.4%
Bourbon S.A.	83,881	2,026

INDUSTRIALS 1.1%
Teleperformance S.A.	216,278	4,781

UTILITIES 1.2%
Suez Environnement Co.	236,944	2,548
Veolia Environnement S.A.	235,449	2,981

		5,529

Total France		51,771

GERMANY 2.1%

HEALTH CARE 1.3%
Rhoen Klinikum AG	252,427	6,045

INDUSTRIALS 0.2%
Kloeckner & Co. SE	93,597	960

UTILITIES 0.6%
E.ON AG	130,509	2,820

Total Germany		9,825

GUERNSEY, CHANNEL ISLANDS 0.7%

FINANCIALS 0.7%
Resolution Ltd.	1,085,376	3,339

Total Guernsey, Channel Islands		3,339

HONG KONG 3.6%

CONSUMER DISCRETIONARY 0.4%
Television Broadcasts Ltd.	286,000	2,001

FINANCIALS 2.8%
AIA Group Ltd.	2,921,200	10,090
First Pacific Co. Ltd.	2,526,000	2,627

		12,717

INDUSTRIALS 0.4%
Jardine Matheson Holdings Ltd.	20,300	989
Jardine Strategic Holdings Ltd.	23,700	728

		1,717

Total Hong Kong		16,435

ISRAEL 0.6%

HEALTH CARE 0.6%
Teva Pharmaceutical Industries Ltd. SP - ADR	68,846	2,715

Total Israel		2,715

	SHARES	MARKET VALUE (000S)
JAPAN 1.8%

INDUSTRIALS 0.6%
FANUC Corp.	16,800	$2,762

INFORMATION TECHNOLOGY 1.2%
Nintendo Co. Ltd.	48,717	5,689

Total Japan		8,451

NETHERLANDS 5.7%

CONSUMER STAPLES 1.4%
CSM	359,506	6,629

ENERGY 0.8%
Royal Dutch Shell PLC ‘A’	105,104	3,541

FINANCIALS 1.2%
ING Groep NV - Dutch Certificate (a)	827,071	5,545

INFORMATION TECHNOLOGY 0.8%
Gemalto NV	49,524	3,557

TELECOMMUNICATION SERVICES 1.5%
Koninklijke KPN NV	698,996	6,684

Total Netherlands		25,956

NORWAY 2.0%

CONSUMER STAPLES 1.5%
Marine Harvest ASA (a)	9,741,864	6,934

INDUSTRIALS 0.5%
Orkla ASA	322,316	2,339

Total Norway		9,273

SINGAPORE 0.8%

FINANCIALS 0.0%
Great Eastern Holdings Ltd.	1,160	12

INDUSTRIALS 0.8%
Keppel Corp. Ltd.	452,700	3,709

Total Singapore		3,721

SOUTH AFRICA 1.0%

MATERIALS 1.0%
AngloGold Ashanti Ltd. SP - ADR	128,956	4,428

Total South Africa		4,428

SOUTH KOREA 0.4%

CONSUMER DISCRETIONARY 0.4%
GS Home Shopping, Inc.	21,083	1,781

Total South Korea		1,781

SPAIN 0.3%

CONSUMER STAPLES 0.3%
Distribuidora Internacional de Alimentacion S.A.	270,409	1,271

Total Spain		1,271

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2012 (Unaudited)

	SHARES	MARKET VALUE (000S)
SWEDEN 0.8%

INDUSTRIALS 0.8%
Loomis AB ‘B’	315,094	$3,888

Total Sweden		3,888

SWITZERLAND 4.5%

CONSUMER STAPLES 1.4%
Nestle S.A.	105,866	6,318

FINANCIALS 0.6%
Swiss Re AG	40,857	2,576

HEALTH CARE 1.5%
Roche Holding AG	39,184	6,768

INDUSTRIALS 0.6%
Schindler Holding AG	25,635	2,891

MATERIALS 0.4%
Sika AG	1,086	2,097

Total Switzerland		20,650

UNITED KINGDOM 11.7%

CONSUMER DISCRETIONARY 0.4%
British Sky Broadcasting Group PLC	187,957	2,049

CONSUMER STAPLES 7.6%
British American Tobacco PLC	281,362	14,304
Imperial Tobacco Group PLC	409,244	15,768
Reckitt Benckiser Group PLC	87,011	4,599

		34,671

ENERGY 2.5%
BP PLC	1,205,905	8,053
Ensco PLC ‘A’	70,876	3,329

		11,382

FINANCIALS 1.2%
Lloyds Banking Group PLC (a)	10,987,550	5,368

Total United Kingdom		53,470

UNITED STATES 27.7%

CONSUMER STAPLES 6.7%
Altria Group, Inc.	202,101	6,983
Lorillard, Inc.	82,773	10,922
Philip Morris International, Inc.	60,515	5,281
Reynolds American, Inc.	100,007	4,487
Wal-Mart Stores, Inc.	40,407	2,817

		30,490

	SHARES	MARKET VALUE (000S)
ENERGY 0.6%
Halliburton Co.	73,731	$2,093
Rentech, Inc. (a)	437,366	901

		2,994

FINANCIALS 8.5%
Alleghany Corp. (a)	12,936	4,395
BankUnited, Inc.	253,745	5,983
Berkshire Hathaway, Inc. ‘B’ (a)	107,753	8,979
Capitol Federal Financial, Inc.	81,325	966
Northwest Bancshares, Inc.	187,287	2,193
NYSE Euronext	85,024	2,175
SLM Corp.	256,693	4,033
TFS Financial Corp. (a)	249,854	2,386
ViewPoint Financial Group, Inc.	148,867	2,328
White Mountains Insurance Group Ltd.	10,267	5,357

		38,795

HEALTH CARE 2.2%
Merck & Co., Inc.	61,330	2,561
Pfizer, Inc.	328,655	7,559

		10,120

INDUSTRIALS 3.3%
3M Co.	81,802	7,330
Deere & Co.	67,951	5,495
General Dynamics Corp.	38,302	2,526

		15,351

INFORMATION TECHNOLOGY 6.3%
Dell, Inc. (a)	411,232	5,149
Intel Corp.	410,262	10,933
Microsoft Corp.	415,933	12,723

		28,805

MATERIALS 0.1%
Rentech Nitrogen Partners LP	13,785	379

Total United States		126,934

Total Common Stocks (Cost $377,164)		398,896

EQUITY-LINKED SECURITIES 2.1%

FRANCE 1.4%

ENERGY 0.8%
Morgan Stanley BV Total S.A. - Exp. 08/02/2012	79,866	3,813

UTILITIES 0.6%
Morgan Stanley BV Suez Environnement Co. - Exp. 03/22/2013	235,197	2,702

Total France		6,515

	SHARES	MARKET VALUE (000S)
NETHERLANDS 0.7%

UTILITIES 0.7%
Morgan Stanley BV Veolia Environnement S.A. - Exp. 03/22/2013	232,010	$3,127

Total Netherlands		3,127

Total Equity-Linked Securities (Cost $10,957)		9,642

EXCHANGE-TRADED FUNDS 3.9%

UNITED STATES 3.9%
SPDR Gold Trust	115,136	17,868

Total Exchange-Traded Funds (Cost $20,014)		17,868

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

BANKING & FINANCE 0.2%
Itau Unibanco Holding S.A.	63,800	899

Total Preferred Stocks (Cost $882)		899

RIGHTS 0.1%

FRANCE 0.1%

HEALTH CARE 0.1%
Sanofi - Exp. 12/31/2020	310,070	437

Total Rights (Cost $341)		437

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.7%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 07/02/2012	$481	481

(Dated 06/29/2012. Collateralized by U.S. Treasury Notes 2.000% due 11/15/2021 valued at $493. Repurchase proceeds are $481.)

U.S. TREASURY BILLS 0.1%
0.170% due 03/07/2013 - 05/02/2013 (b)(e)	280	280

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 5.5%
PIMCO Short-Term Floating NAV Portfolio	2,534,413	25,395

Total Short-Term Instruments (Cost $26,158)		26,156

PURCHASED OPTIONS (g) 0.2%
(Cost $1,745)		805

Total Investments 99.2% (Cost $437,261)		$454,703

Written Options (h) (0.0%) (Premiums $851)		(80)

Other Assets and Liabilities (Net) 0.8%		3,626

Net Assets 100.0%		$458,249

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	Cash of $435 has been pledged as collateral as of June 30, 2012 for equity options, equity short sales, and other transactions in accordance with prime brokerage arrangements.
(e)	Securities with an aggregate market value of $280 have been pledged as collateral as of June 30, 2012 for OTC swap agreements, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	OTC swap agreements outstanding on June 30, 2012:

Total Return Swaps on Securities

Pay/Receive	Underlying Reference	# of Shares	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	Rio Tinto Ltd.	23,832	3-Month USD-LIBOR less a specified spread	AUD	1,457	12/20/2012	CBK	$145
Receive	Rio Tinto Ltd.	30,597	3-Month USD-LIBOR plus a specified spread		1,457	12/20/2012	CBK	(80)

								$65

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares disclosed.

(g)	Purchased options outstanding on June 30, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	UAG	$1.130	08/27/2012	EUR	3,549	$19	$2

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	12/22/2012	3,110	$208	$177
Put - CBOE iShares MSCI EAFE Index Fund	45.000	09/22/2012	5,552	1,355	489
Put - CBOE iShares MSCI EAFE Index Fund	48.000	09/22/2012	895	163	137

				$1,726	$803

(h)	Written options outstanding on June 30, 2012:

Options on Securities
Description	Counterparty		Strike Price	Expiration Date	# of Contracts		Notional Amount	Premium	Market Value
Put - CBOE Halliburton Co.	—	$	30.000	07/21/2012	390		—	$48	$(72)
Call - OTC Suez Environnement Co.	MYI	EUR	12.000	07/20/2012	—	EUR	47,214	293	0
Call - OTC Veolia Environnement S.A.	MYI		12.000	07/20/2012	—		46,746	510	(8)

								$851	$(80)

Transactions in written call and put options for the period ended June 30, 2012:

	# of Contracts	Notional Amount in EUR		Premium
Balance at 12/31/2011	44,945	EUR	0	$372
Sales	4,075		93,960	1,164
Closing Buys	(47,263)		0	(603)
Expirations	0		0	0
Exercised	(1,367)		0	(82)

Balance at 06/30/2012	390	EUR	93,960	$851

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2012 (Unaudited)

(i)	Foreign currency contracts outstanding on June 30, 2012:

Settlement Month		Currency to be Delivered		Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2012	AUD	15,756	$	15,863	CBK	$0	$(263)	$(263)
07/2012	CAD	24,270		23,660	BRC	0	(178)	(178)
07/2012		1,521		1,483	RBC	0	(11)	(11)
07/2012	CHF	7,338		7,681	DUB	0	(51)	(51)
07/2012	DKK	53,147		8,888	FBF	0	(159)	(159)
07/2012	EUR	8,548		10,665	BPS	0	(152)	(152)
07/2012		8,703		10,910	CBK	0	(104)	(104)
07/2012		5,258		6,607	FBF	0	(47)	(47)
07/2012		10,732		13,579	GSC	0	(2)	(2)
07/2012		8,240		10,378	HUS	0	(49)	(49)
07/2012		7,058		8,834	JPM	0	(98)	(98)
07/2012		27		34	MSC	0	0	0
07/2012		30		38	RBC	0	0	0
07/2012		2,974		3,702	UAG	0	(61)	(61)
07/2012	GBP	8,002		12,547	BOA	15	0	15
07/2012		29		45	BPS	0	0	0
07/2012		8,003		12,566	DUB	33	0	33
07/2012		1,454		2,280	HUS	3	0	3
07/2012		6,279		9,870	UAG	36	0	36
07/2012	ILS	6,757		1,780	HUS	52	0	52
07/2012	JPY	1,402,218		17,676	BPS	134	0	134
07/2012		1,402,219		17,671	DUB	129	0	129
07/2012		57,960		732	RYL	7	0	7
07/2012	KRW	1,303,096		1,128	BRC	0	(9)	(9)
07/2012		1,698,750		1,500	CBK	17	0	17
07/2012	NOK	36,709		6,055	BOA	0	(116)	(116)
07/2012		36,710		6,064	CBK	0	(107)	(107)
07/2012		36,710		6,062	FBF	0	(109)	(109)
07/2012		439		72	HUS	0	(1)	(1)
07/2012	NZD	290		229	DUB	0	(3)	(3)
07/2012	SEK	15,281		2,163	CBK	0	(46)	(46)
07/2012	$	6,859	AUD	6,921	CBK	223	0	223
07/2012		4,575		4,692	DUB	227	0	227
07/2012		4,575		4,692	HUS	227	0	227
07/2012		1,636		1,680	JPM	83	0	83
07/2012		8,342	CAD	8,597	CBK	102	0	102
07/2012		8,342		8,597	RBC	102	0	102
07/2012		8,340		8,597	RYL	104	0	104
07/2012		252	CHF	241	RYL	2	0	2
07/2012		7,351		7,097	UAG	127	0	127
07/2012		8,913	DKK	53,147	FBF	134	0	134
07/2012		53,196	EUR	42,625	BPS	746	0	746
07/2012		473		382	DUB	10	0	10
07/2012		344		272	FBF	1	0	1
07/2012		10,410		8,291	RYL	83	0	83
07/2012		250	GBP	159	BRC	0	(1)	(1)
07/2012		8,212		5,306	RYL	98	0	98
07/2012		26,291		16,848	UAG	95	0	95
07/2012		1,745	ILS	6,757	UAG	0	(18)	(18)
07/2012		35,795	JPY	2,862,397	FBF	14	0	14
07/2012		2,663	KRW	3,001,846	UAG	0	(43)	(43)
07/2012		17,966	NOK	108,547	GSC	281	0	281
07/2012		335		2,021	MSC	5	0	5
07/2012		218	NZD	290	DUB	14	0	14
07/2012		656	SEK	4,758	FBF	32	0	32
07/2012		657		4,759	GSC	31	0	31
07/2012		138		1,005	HUS	7	0	7
07/2012		658		4,759	UAG	30	0	30
07/2012	ZAR	35,136	$	4,177	DUB	0	(106)	(106)
08/2012	BRL	9,413		4,814	BRC	158	0	158
08/2012	CHF	7,097		7,356	UAG	0	(126)	(126)
08/2012	DKK	53,147		8,920	FBF	0	(134)	(134)
08/2012	EUR	42,625		53,210	BPS	0	(745)	(745)
08/2012	GBP	16,848		26,289	UAG	0	(95)	(95)
08/2012	HKD	73,701		9,496	UAG	0	(6)	(6)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Settlement Month		Currency to be Delivered		Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2012	JPY	33,662	$	424	BRC	$3	$0	$3
08/2012	NOK	108,547		17,947	GSC	0	(281)	(281)
08/2012	PLN	17		5	UAG	0	0	0
08/2012	SGD	378		306	UAG	8	0	8
08/2012	$	15,818	AUD	15,756	CBK	262	0	262
08/2012		23,511	CAD	24,133	BRC	178	0	178
08/2012		4,005	CHF	3,856	JPM	60	0	60
08/2012		17,683	JPY	1,402,218	BPS	0	(133)	(133)
08/2012		17,679		1,402,219	DUB	0	(129)	(129)
08/2012		229	NZD	290	DUB	3	0	3
08/2012		2,161	SEK	15,281	CBK	45	0	45
09/2012		1,122	KRW	1,303,096	BRC	10	0	10
10/2012	ILS	6,757	$	1,740	UAG	18	0	18
02/2013	CNY	14,164		2,210	BPS	0	(9)	(9)
02/2013		23,798		3,770	CBK	43	0	43
02/2013		20,767		3,240	DUB	0	(13)	(13)
02/2013		5,191		810	HUS	0	(3)	(3)
02/2013		4,358		680	JPM	0	(3)	(3)
02/2013		16,665		2,600	RYL	0	(10)	(10)
02/2013	$	13,515	CNY	85,193	UAG	0	(172)	(172)

						$3,992	$(3,593)	$399

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2012
Investments, at value
Common Stocks
Bermuda
Energy	$4,656	$7,983	$0	$12,639
Financials	0	17,208	0	17,208
Brazil
Financials	3,566	0	0	3,566
Canada
Energy	3,383	0	0	3,383
Financials	1,645	0	0	1,645
Materials	4,339	0	0	4,339
Denmark
Consumer Staples	0	7,840	0	7,840
Financials	0	2,259	0	2,259
Faeroe Islands
Consumer Staples	1,490	0	0	1,490
Financials	0	619	0	619
France
Consumer Discretionary	0	10,002	0	10,002
Consumer Staples	0	29,433	0	29,433
Energy	0	2,026	0	2,026
Industrials	0	4,781	0	4,781
Utilities	0	5,529	0	5,529
Germany
Health Care	0	6,045	0	6,045
Industrials	0	960	0	960
Utilities	0	2,820	0	2,820
Guernsey, Channel Islands
Financials	0	3,339	0	3,339
Hong Kong
Consumer Discretionary	0	2,001	0	2,001
Financials	0	12,717	0	12,717
Industrials	0	1,717	0	1,717
Israel
Health Care	2,715	0	0	2,715
Japan
Industrials	0	2,762	0	2,762
Information Technology	0	5,689	0	5,689

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2012
Netherlands
Consumer Staples	$0	$6,629	$0	$6,629
Energy	0	3,541	0	3,541
Financials	0	5,545	0	5,545
Information Technology	0	3,557	0	3,557
Telecommunication Services	0	6,684	0	6,684
Norway
Consumer Staples	0	6,934	0	6,934
Industrials	0	2,339	0	2,339
Singapore
Financials	0	12	0	12
Industrials	0	3,709	0	3,709
South Africa
Materials	4,428	0	0	4,428
South Korea
Consumer Discretionary	0	1,781	0	1,781
Spain
Consumer Staples	0	1,271	0	1,271
Sweden
Industrials	0	3,888	0	3,888
Switzerland
Consumer Staples	0	6,318	0	6,318
Financials	0	2,576	0	2,576
Health Care	0	6,768	0	6,768
Industrials	0	2,891	0	2,891
Materials	0	2,097	0	2,097
United Kingdom
Consumer Discretionary	0	2,049	0	2,049
Consumer Staples	0	34,671	0	34,671
Energy	3,329	8,053	0	11,382
Financials	0	5,368	0	5,368
United States
Consumer Staples	30,490	0	0	30,490
Energy	2,994	0	0	2,994
Financials	38,795	0	0	38,795
Health Care	10,120	0	0	10,120
Industrials	15,351	0	0	15,351
Information Technology	28,805	0	0	28,805
Materials	379	0	0	379

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2012 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2012
Equity-Linked Securities
France
Energy	$0	$3,813	$0	$3,813
Utilities	0	2,702	0	2,702
Netherlands
Utilities	0	3,127	0	3,127
Exchange-Traded Funds
United States	17,868	0	0	17,868
Preferred Stocks
Brazil
Banking & Finance	899	0	0	899
Rights
France
Health Care	437	0	0	437
Short-Term Instruments
Repurchase Agreements	0	481	0	481
U.S. Treasury Bills	0	280	0	280
PIMCO Short-Term Floating NAV Portfolio	25,395	0	0	25,395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2012
Purchased Options
Equity Contracts	$803	$0	$0	$803
Foreign Exchange Contracts	0	2	0	2
	$201,887	$252,816	$0	$454,703

Financial Derivative Instruments (2) - Assets
Equity Contracts	0	145	0	145
Foreign Exchange Contracts	0	3,992	0	3,992
	$0	$4,137	$0	$4,137

Financial Derivative Instruments (2) - Liabilities
Equity Contracts	(72)	(88)	0	(160)
Foreign Exchange Contracts	0	(3,593)	0	(3,593)
	$(72)	$(3,681)	$0	$(3,753)

Totals	$201,815	$253,272	$0	$455,087

(ii) As of June 30, 2012, assets valued at $619 were transferred from Level 1 to Level 2 during the period.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (3)	Net Sales (3)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2012
Investments, at value
Purchased Options
Equity Contracts	$21	$0	$0	$0	$(207)	$186	$0	$0	$0	$0

Financial Derivative Instruments (2) - Liabilities
Equity Contracts	$(154)	$0	$0	$0	$146	$8	$0	$0	$0	$0

Totals	$(133)	$0	$0	$0	$(61)	$194	$0	$0	$0	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(3)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$803	$2	$0	$805
Unrealized appreciation on foreign currency contracts	0	0	0	3,992	0	3,992
Unrealized appreciation on OTC swap agreements	0	0	145	0	0	145

	$0	$0	$948	$3,994	$0	$4,942

Liabilities:
Written options outstanding	$0	$0	$80	$0	$0	$80
Unrealized depreciation on foreign currency contracts	0	0	0	3,593	0	3,593
Unrealized depreciation on OTC swap agreements	0	0	80	0	0	80

	$0	$0	$160	$3,593	$0	$3,753

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2012	17

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

June 30, 2012 (Unaudited)

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended June 30, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(2,789)	$(626)	$0	$(3,415)
Net realized gain on written options	0	0	603	0	0	603
Net realized (loss) on swaps	0	0	(3)	0	0	(3)
Net realized gain on foreign currency transactions	0	0	0	3,776	0	3,776

	$0	$0	$(2,189)	$3,150	$0	$961

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(147)	$176	$0	$29
Net change in unrealized appreciation on written options	0	0	631	0	0	631
Net change in unrealized appreciation on swaps	0	0	59	0	0	59
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,205)	0	(2,205)

	$0	$0	$543	$(2,029)	$0	$(1,486)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO EqS Pathfinder Portfolio®			PIMCO Cayman Commodity Portfolio III Ltd. (Subsidiary)
BOA	$(101)	$0	$(101)	$0	$0	$0
BPS	(159)	0	(159)	0	0	0
BRC	159	(290)	(131)	0	0	0
CBK	238	(380)	(142)	0	0	0
DUB	115	(210)	(95)	0	0	0
FBF	(268)	(350)	(618)	0	0	0
GLM	0	(60)	(60)	0	0	0
GSC	29	0	29	0	0	0
HUS	236	(260)	(24)	0	0	0
JPM	43	0	43	0	0	0
MSC	5	(150)	(145)	0	0	0
MYI	(8)	20	12	0	0	0
RBC	91	0	91	0	0	0
RYL	283	0	283	0	0	0
UAG	(205)	260	55	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

June 30, 2012 (Unaudited)

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Foreign Currency Translation  The functional and reporting currency for the Portfolio is the U.S. dollar. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign

SEMIANNUAL REPORT	JUNE 30, 2012	19

Notes to Financial Statements (Cont.)

investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncement  In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the

20	PIMCO EQUITY SERIES VIT

June 30, 2012 (Unaudited)

Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2, if any, are disclosed in the Notes to the Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to the Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2

SEMIANNUAL REPORT	JUNE 30, 2012	21

Notes to Financial Statements (Cont.)

of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contracts settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed-income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Equity-Linked Securities  The Portfolio may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by the Portfolio as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Portfolio deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Portfolio receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Portfolio might be unable to obtain its expected benefit. In addition, while the Portfolio will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This

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may impair the Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

(b) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, are supported by the full faith and credit of the U.S. Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in

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Notes to Financial Statements (Cont.)

foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes

24	PIMCO EQUITY SERIES VIT

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in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

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Notes to Financial Statements (Cont.)

significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause

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settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Consolidated Schedule of Investments.

Prime Broker Account Agreements between the Portfolio and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2012 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio III Ltd.	06/06/2011	06/20/2011	$458,249	$17,722	3.9%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

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Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2013, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2012, the remaining recoverable amount to PIMCO was $624,180.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2012, the amount was $59,312.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolios are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s

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transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended June 30, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 06/30/2012	Dividend Income
$34,238	$77,837	$(86,700)	$23	$(3)	$25,395	$36

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term instruments) for the period ended June 30, 2012, were as follows (amounts in thousands):

Purchases	Sales
$52,895	$54,253

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2	$25	6,970	$68,614
Advisor Class	1,661	16,981	41,590	408,419
Issued as reinvestment of distributions
Institutional Class	0	0	8	75
Advisor Class	0	0	14	138
Cost of shares redeemed
Institutional Class	(849)	(8,737)	(552)	(5,347)
Advisor Class	(2,138)	(21,614)	(2,388)	(22,951)
Net increase (decrease) resulting from Portfolio share transactions	(1,324)	$(13,345)	45,642	$448,948

As of June 30, 2012, Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

SEMIANNUAL REPORT	JUNE 30, 2012	29

Notes to Financial Statements (Cont.)

June 30, 2012 (Unaudited)

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-lined derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. Note that the loss from the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of June 30, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (1)
$437,530	$39,349	$(22,176)	$17,173

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

30	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD	United States Dollar
DKK	Danish Krone	KRW	South Korean Won

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate	SP-ADR	Sponsored American Depositary Receipt	SPDR	Standard & Poor’s Depository Receipts
MSCI	Morgan Stanley Capital International

SEMIANNUAL REPORT	JUNE 30, 2012	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT01SAR_063012

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President and Trustee, Principal Executive Officer

Date: August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President and Trustee, Principal Executive Officer

Date: August 29, 2012

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: August 28, 2012